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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): DECEMBER 6, 2006


                              W. P. CAREY & CO. LLC
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             (Exact name of registrant as specified in its charter)



           DELAWARE                   001-13779                13-3912578
----------------------------         ------------         ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)



          50 ROCKEFELLER PLAZA
             NEW YORK, NY                                               10020
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(Address of principal executive offices)                             (Zip Code)



                                 (212) 492-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

On December 6, 2006, Charles C. Townsend Jr., age 78, retired from the board of directors of W. P. Carey & Co. LLC (the "registrant") and became a director emeritus. Also, on December 6, 2006, Benjamin H. Griswold, IV, age 66, was appointed to the board of directors of the registrant and will serve as an independent director and chairman of the compensation committee of the board of directors.

Mr. Griswold is partner and chairman of Brown Advisory, a Baltimore-based firm providing asset management and strategic advisory services in the U.S. and abroad. Prior to joining Brown Advisory as senior partner in March 2005, Mr. Griswold had served as senior chairman of Deutsche Bank Securities Inc. He had served as senior chairman of Deutsche Banc Alex. Brown, the predecessor of Deutsche Bank Securities Inc. since the acquisition of Bankers Trust by Deutsche Bank in 1999. Mr. Griswold began his career at Alex. Brown & Sons in 1967, and became a partner of the firm in 1972. He headed the company's research department, equity trading, and equity division prior to being elected vice chairman of the board and director in 1984, and chairman of the board in 1987. Upon the acquisition of Alex. Brown by Bankers Trust New York Corporation in 1997, he became senior chairman of BT Alex. Brown. Mr. Griswold is a member of the boards of Black & Decker, Baltimore Life Insurance and Flowers Foods. A former director of the New York Stock Exchange, he is active in civic affairs in the Baltimore area and serves on the board of Johns Hopkins University and heads the endowment board of the Baltimore Symphony Orchestra.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          W. P. CAREY & CO. LLC



Date: December 13, 2006                   By: /s/ Mark J. DeCesaris
                                              -----------------------------
                                              Mark J. DeCesaris
                                              Managing Director and
                                              acting Chief Financial Officer